Exhibit 32.1

AMENDED CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Quarterly Report of Summit Networks Inc. (the “Company”) on Form 10-Q/A for the period ending January 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Riggs Cheung, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Amended Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Amended Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 20 th day of March, 2018.

/s/ Riggs Cheung
Riggs Cheung

Chief Executive Officer & Chief Financial Officer